================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              ____________________



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 16, 1997

                              ____________________

                          EXTENDED STAY AMERICA, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-27360               36-3996573
(State or other jurisdiction of    (Commission File         (IRS Employer
incorporation or organization)         Number)           Identification No.)

                           450 E. LAS OLAS BOULEVARD
                         FT. LAUDERDALE, FLORIDA  33301
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (954) 713-1600

                              ____________________




================================================================================

Item 5.   Other Events.

     On January 16, 1997, Extended Stay America, Inc. (the "Company"), ESA Merger Sub, Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), and Studio Plus Hotels, Inc. ("Studio Plus") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Studio Plus will be merged with and into Merger Sub (the "Merger"). The Merger Agreement provides that Merger Sub will be the surviving corporation and that upon consummation of the merger, each share of Studio Plus common stock will be converted into the right to receive 1.2272 shares of common stock of the Company, and Studio Plus will become a wholly-owned subsidiary of the Company. Consummation of the Merger is subject to a number of conditions, including the approval of the stockholders of both Studio Plus and the Company.

     As of December 31, 1996, Studio Plus owned and operated 35 mid-priced extended-stay lodging facilities and had approximately 11 facilities under construction and contracts to purchase approximately 28 additional sites for development (collectively, the "Studio Plus Facilities"). The Company intends to operate the Studio Plus Facilities in substantially their present form. The terms of the merger, including the exchange ratio, were determined through arm's-length negotiations, based on past and projected levels of revenue and profitability of Studio Plus, the market price of Studio Plus' common stock, and the value of the assets acquired. The Company expects to account for the Merger as a "pooling of interests." A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
          --------

     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXTENDED STAY AMERICA, INC.



                                       By:  /s/ Robert A. Brannon
                                            ---------------------------
                                            Robert A. Brannon
                                            Senior Vice President and
                                            Chief Financial Officer
Dated:  January 21, 1997

                          EXTENDED STAY AMERICA, INC.
                          ---------------------------

                                 Exhibit Index
                                 -------------



Exhibit
Number                            Description of Exhibit
------                            ----------------------
   2.1    Agreement and Plan of Merger dated as of January 16, 1997 by and among
          Extended Stay America, Inc., ESA Merger Sub, Inc., and Studio Plus
          Hotels, Inc.

   2.2 Agreement dated January 21, 1997 by the Company to furnish supplementally copies of omitted schedules.